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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTION, D.C. 20549
            --------------------------------------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 24, 2003


                         MANUFACTURERS' SERVICES LIMITED
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                    001-15883                04-3258036
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


              300 BAKER AVENUE, CONCORD, MA                01742
          ------------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (978) 287-5630
          ------------------------------------------------------------


                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)    Exhibits

       99.1 Press Release dated April 24, 2003 issued by Manufacturers' Services Limited.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On April 24, 2003, Manufacturers' Services Limited (the "Company") issued a press release announcing the Company's earnings for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. In addition to disclosing results that are determined in accordance with Generally Accepted Accounting Principles (GAAP), the Company also discloses pro forma or non-GAAP results of operations that exclude certain charges and unusual gains or losses. The Company provides pro forma results in order to better assess operating performance. These results are provided as a complement to results provided in accordance with GAAP. Management believes the pro forma measure helps indicate underlying trends in the Company's business, and management uses pro forma measures to help manage operations. Earnings guidance is provided only on a pro forma basis due to the difficulty in forecasting and quantifying the amounts that would be required to be included in the GAAP measure. Pro forma information should not be considered superior to or as a substitute for GAAP measures. A copy of the press release is furnished with this report as an exhibit pursuant to "Item
12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.


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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                         MANUFACTURERS' SERVICES LIMITED
                                         (Registrant)

                                         Date: April 24, 2003



                                         By: /s/ ALBERT A. NOTINI
                                            -----------------------------------
                                            Albert A. Notini
                                            Executive Vice President and
                                            Chief Financial Officer